SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 9, 2004

                        Commission File Number: 000-50282

                                 Cirracor, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

Nevada                                                             33-0986282
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3375 Toopal Dr., Suite 101 Oceanside, California                          92054
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(Address of principal executive offices)                             (Zip Code)



                                  760.277.1505
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                          Full Circle Promotions, Inc.

                   (Former name, if changed since last report)










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ITEM 5. OTHER EVENTS
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Name Change. On June 9, 2004, the Registrant changed its name from Full Circle
Promotions, Inc. to Cirracor, Inc. The name change became effective with the filing of a Certificate Amendment to Articles of Incorporation with the Nevada Secretary of State. The Registrant's purpose in changing its name reflects the fact that the Registrant intends to change its business focus.

Change of CUSIP Number. Concurrent with these changes, the Registrant has a new CUSIP Number. The Registrant's CUSIP Number has changed to 17276G 10 5.

INDEX TO EXHIBITS

3.1.1    Certificate of Amendment to Articles of Incorporation










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         Cirracor, Inc.


June 14, 2004                    By:     /s/ Reed Fisher
                                         ---------------------------------------
                                         Reed Fisher, President, Chief
                                         Executive Officer and Director